SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

THE SWISS HELVETIA FUND, INC.

______________________________________________________________________
(Name of Registrant as Specified in Charter)

______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: __________
	(2)	Aggregate number of securities to which transaction applies:__________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________

	(4)	Proposed maximum aggregate value of transaction:__________________
	(5)	Total fee paid: _______________________________________________

☐	Fee previously paid with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:____________________________
	(2)	Form, schedule or registration statement no.:____________
	(3)	Filing party:______________________________________
	(4)	Date filed: _______________________________________

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 10, 2009

________________________________________

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The Swiss Helvetia Fund, Inc. (the “Fund”) will be held at 11:30 a.m., on Wednesday, June 10, 2009, at The Michaelangelo Hotel, Roman Room on the Mezzanine Level, 152 W 51st Street, New York, New York 10019, for the following purposes:

1.	To elect three Class III Directors to serve for a three-year term.

2.        To ratify the selection by the Fund’s Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2009.

3.         To approve changes to certain of the Fund’s fundamental investment policies and restrictions to permit the Fund to enter into futures and forward contracts and certain option contracts.

4.         To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

The Fund’s Board of Directors has fixed the close of business on April 13, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, please vote by completing, signing and dating and returning the enclosed Proxy. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

By Order of the Board of Directors,

Edward J. Veilleux
Dated: April 27, 2009	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at www.swz.com. You are encouraged to review all of the information contained in the proxy materials before voting. For directions to the Meeting, please call the Fund at 1-888-794-7700 or Georgeson Inc. at 1-800-561-3947.

IMPORTANT NEWS FOR STOCKHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement?
A.	As a stockholder of The Swiss Helvetia Fund, Inc. (the “Fund”), you are being asked to vote on three proposals in connection with the Fund’s 2009 Annual Meeting of Stockholders (the “Annual Meeting”).
Q.	What am I being asked to vote “FOR” in this Proxy Statement?
A.

These proposals cannot be effected without your approval. The Fund’s Board of Directors has approved these proposals, believes they are in stockholders’ best interests and recommends that you approve them.

•	Proposal 1: Elect Class III Directors. Stockholders are being asked to elect three Class III Directors to the Fund’s Board of Directors (the “Board”).
•

Proposal 2: Ratify the Selection of the Fund’s Independent Auditors. Stockholders are being asked to ratify the selection by the Board of Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm for the year ending December 31, 2009.

•

Proposal 3: Revise Certain Fundamental Investment Restrictions. Stockholders are being asked to approve a proposal to permit the Fund to engage in futures and forwards contracts and certain option contracts.

Q.	Why am I being asked to vote on Proposal 3?
A.

The Fund’s fundamental investment restrictions currently prohibit the Fund from entering into derivative transactions (“strategic transactions”) with the limited exception of certain options transactions that were approved by the Fund’s stockholders at the 2006 Annual Meeting of Stockholders. When the Fund was formed over 20 years ago, the Board adopted certain policies and restrictions that were customary at that time, but now are believed to be unduly restrictive. The Fund's investment adviser, Hottinger Capital Corp. (“HCC”), believes it is appropriate to modify certain of the Fund’s fundamental investment restrictions to expand the universe of investment opportunities available to the Fund.

Q.	What is a futures contract? How does it compare to a forward contract?
A.

A futures contract is an agreement between two parties to buy and sell a security (or basket of securities) for a set price on a future date. A futures contract on a stock index is a contract for the delivery of a sum of money based on the value of the index at a future date. Futures contracts are listed and traded on exchanges. A forward contract involves a privately negotiated obligation to purchase or sell a specific security, basket of securities or financial instrument at a future date, at a price set at the time of the contract. Forward transactions are conducted in the over-the-counter market and are not guaranteed by an exchange. Forward contracts are similar to futures contracts, except that futures contracts are traded on exchanges, paid by the exchanges and are standardized as to contract size and delivery date. In addition, forward contracts, unlike futures contracts, do not typically require margin payments.

Q.	Why would the Fund utilize these strategic transactions?
A.

HCC desires the ability to enter into futures and forwards contracts, and options thereon, to accomplish two primary goals: (1) reduce the Fund’s market risk and exposure to changing security prices (i.e., hedging) and (2) when appropriate, invest the Fund’s excess cash through a more efficient substitute for a comparable equity position (i.e., market exposure). These transactions would provide the Fund with additional tools to address current and anticipated market challenges. In addition, the Fund would be able to generate income through the sale of put options. This strategy is similar to the one the Fund currently is permitted to employ with respect to selling covered call options.

HCC believes that the proposed changes are in the best interests of the Fund and will enhance its ability to manage the Fund’s assets, especially in a rapidly changing market.

Q.	What risks are associated with these strategic transactions?
A.

Engaging in strategic transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. Strategic transactions can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular transaction and the Fund as a whole. Successful use of strategic transactions by the Fund is subject to HCC’s ability to anticipate correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures or forward contract. In addition, to the extent the Fund enters into strategic transactions in the over-the-counter market, the Fund is subject to the risk that the counterparty to the transaction will default. Accordingly, HCC will evaluate the creditworthiness of counterparties to over-the-counter strategic transactions. Although the Fund intends to enter into futures contracts or options only if there is an active market for such transactions, no assurance can be given that a liquid secondary market will exist for any particular contract or option at any particular time, and for some options no such secondary market may exist. Over-the-counter strategic transactions, such as forward contracts, also are less liquid than exchange-traded strategic transactions because the other party to a transaction may be the only investor with sufficient understanding to be interested in bidding for it.

The Fund may be required to segregate permissible liquid assets, or engage in other approved measures to “cover” the Fund’s obligations relating to its strategic transactions.
Q.	Will there be any limitations on the Fund’s ability to engage in strategic transactions?
A.

Yes. The Board has limited the use of futures and forwards contracts, and options thereon, so that the Fund’s marked-to-market unrealized loss on any business day of the Fund does not exceed [__]% of the value of the Fund’s net assets. In addition, the Board has limited the gross amount that the Fund can invest in futures and forwards contracts, and options thereon, to [__]% of the Fund’s total assets. To the extent either limit is exceeded, HCC will promptly seek to close out all or a portion of the Fund’s strategic transactions to reduce the Fund’s exposure to below the relevant internal restriction. These restrictions may not be changed without prior Board approval and notice to the Fund’s stockholders.

Q:	How do the Directors suggest I vote in connection with the proposals to be considered at the Annual Meeting?
A:

After careful consideration, the Fund’s Board of Directors, including each Director who is not an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund, recommends that you vote on the proposals as follows:

•	FOR the election of each nominee for Class III Director;
•	FOR the ratification of Deloitte as the Fund’s independent registered public accounting firm for the year ending December 31, 2009; and
•	FOR approval of the changes to the Funds’ fundamental investment restrictions;
Q.	Will my vote make a difference?
A.

Yes. Your vote is important and makes a difference in the governance of your Fund, no matter how many shares you own. Your vote will help ensure that the proposals can be implemented. We encourage all stockholders to participate in the governance of the Fund.

Q.	Whom do I call if I have questions?
A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Georgeson Inc. at 1-800-561-3947.
Q.	How do I vote my shares?
A.

You can vote your shares in person at the Annual Meeting, or by completing, signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

It is important that you vote promptly.

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

Annual Meeting of Stockholders

June 10, 2009

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the “Fund”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at 11:30 a.m., on Wednesday, June 10, 2009, at The Michaelangelo Hotel, Roman Room on the Mezzanine Level, 152 W 51st Street, New York, New York 10019. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to stockholders on or about April 17, 2009.

About the Fund

The Fund’s investment adviser is Hottinger Capital Corp. (“HCC”). The executive offices of the Fund and HCC are located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Fund’s administrator is Citi Fund Services Ohio, Inc. (“Citi Fund Services”), and its executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

Voting Information

If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on the Proxy, the shares will be voted FOR the election of each nominee as a Class III Director, FOR the ratification of the Fund’s independent registered public accounting firm and FOR each of the proposals to approve changes to, or elimination of, certain of the Fund’s fundamental policies and investment restrictions. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed Proxy. Shares represented by a Proxy marked to withhold authority to vote for a Director, abstentions and broker non-votes will be included in determining the existence of a quorum at the Meeting, but will not constitute a vote in favor of a proposal. As a result, because they are not votes cast “FOR” a proposal, they will have the effect of a vote “AGAINST” Proposals 2 and 3. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund’s common stock by another fund (whether registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid. The Fund may suspend the final counting of votes pending such a decision.

The Board of Directors has fixed the close of business on April 13, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 32,466,127 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. Stockholders are not entitled to any appraisal rights as the result of any Proposal.

Management of the Fund knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its Annual Report for its fiscal year ended December 31, 2008 and its most recent Quarterly Report to any stockholder upon request. Requests for these Reports should be made in writing to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, or by calling the Fund’s toll-free telephone number: 1-888-794-7700.

PROPOSAL 1: TO ELECT THREE CLASS III DIRECTORS

The Fund’s Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors is currently eleven and is divided into three classes, composed of four Class I Directors, four Class II Directors and three Class III Directors. Stockholders are being asked to elect three Class III Directors to serve for a three-year term. The Class III nominees, Rodolphe E. Hottinger, Michael Kraynak, Jr. and Stephen K. West, Esq., are the only nominees to be considered for election as Class III Directors at the Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2012, or until his respective successor is duly elected and qualified.

Each of the Class III nominees was first nominated by the Governance/Nominating Committee of the Board of Directors, consisting of the nine Non-Interested Directors (as defined below), two of whom are Class III nominees. Messrs. Kraynak and West were last elected by stockholders as Class III Directors in 2006 to serve until this Meeting. Rodolphe E. Hottinger, who also serves as the Fund’s President, was nominated by the Board of Directors of the Fund to replace Mr. Paul Hottinguer, a Class III Director who is not standing for re-election by stockholders at the Meeting. The Board of Directors of the Fund, including all of the Directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund (each such Director, a “Non-Interested Director”), unanimously proposed the Class III nominees for election at this Meeting.

Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy FOR the election of the three Class III nominees of the Fund listed above. Each nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, Proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director. Each of the nominees is currently a member of the Board of Directors.

Please see pages [6-7] of this Proxy Statement for additional information concerning the Class III nominees.

Required Vote and the Board’s Recommendation

In accordance with Delaware law and the Fund’s Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE NOMINEES AS CLASS III DIRECTORS.

Certain Information Concerning Directors and Executive Officers

The following tables set forth certain information about each person nominated for election as a Director by the Board of Directors of the Fund, each person currently serving and continuing as a Director and each person who currently serves as an executive officer of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All of the information is as of December 31, 2008. The information with respect to the Directors is separately stated for Directors who have been determined to be Non-Interested Directors and Directors or nominees for Director who are deemed to be “interested persons” of the Fund under the 1940 Act.

Class I Non-Interested Directors (Terms Will Expire in 2010)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Claude W. Frey Clos 108 2012 Auvernier Switzerland Age: 65	Director (1995); and Member of the Governance/ Nominating Committee (2002)

President of the Swiss Parliament from 1994 to 1995; President of the Swiss Police Academy (Neuchâtel) from 1996 to 2003; Member of the Swiss Parliament from 1979 to 2003; Parliamentary Assembly of the Council of Europe (Strasbourg) from 1996 to 2004; Executive Board of the “North-South Centre” (Lisbon) since 1999; President of the National Committee for Foreign Affairs from 2001 to 2003; Vice President of the National Committee for Foreign Affairs from 1999 to 2001; Chairman of the Board: Bérun Frais SA (Marin) since 2002; Federation of Swiss Food Industries (Berne) from 1991 to 2001; Association of Swiss Chocolate Manufacturers (Berne) from 1991 to 2000; Vice Chairman of the Board: Federation of Swiss Employers’ Association (Zurich) from 1997 to 2001

Chairman of the Board: Infra Tunnel SA (Marin); Beton Frais SA (Marin); Member of the Board: SCCM SA (Crans-Montana); Dexia Banque Privee (Suisse), Zurich; Dexia Public Finance (Suisse) Geneva; Racemark Industries SA (Suisse) Couvet; Chairman of the Executive Board of the “North-South Centre” (Lisbon); Chairman of the Federal Committee for Employee Pension Plans (Berne); Chairman of the Advisory Board of International Swiss State Broadcast; President of the Steering Committee of InterNutrition (Zurich) from 2000 to 2008

5,086 $50,001-$100,000
Jean-Marc Boillat Les Gadras 47120 Villeneuve de Duras France Age: 67	Director (2005); and Member of the Governance/ Nominating Committee (2005)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	4,600 $50,001-$100,000
R. Clark Hooper 1156 St. Andrews Road Bryn Mawr, PA 19010 Age: 62	Director (2007); Member of the Audit Committee (2007), the Governance/ Nominating Committee (2007) and the Pricing Committee (2008)

President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc. ) from 1972 to 2003

Director of certain funds in the American Funds fund complex (18 funds); Director of JP Morgan Value Opportunities Fund; Chairman and Member of the Executive Committee and Board of Trustees of Hollins University (VA); and Trustee of Children’s Hospital of Philadelphia (PA)

1,088 $10,001-$50,000

Class II Non-Interested Directors (Terms Will Expire in 2011)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Didier Pineau-Valencienne c/o SAGARD Private Equity Partners, 24/32 Rue Jean Goujon 75008 Paris France Age: 77	Director (1999); Member of the Audit Committee (1999) and the Pricing Committee (2008); and Member (2002) and Chairman (2007) of the Governance/ Nominating Committee

Honorary Chairman of Schneider Electric SA (industrial conglomerate) since 1999; Chairman of the Board and Chief Executive Officer of Schneider Electric SA from 1981 to 1999; Chairman of AFEP from 1999 to 2001; Vice Chairman of Credit Suisse First Boston (Europe) Limited (investment banking) from 1999 to 2002; Senior Adviser of Credit Suisse First Boston (Europe) Limited from 2002 to 2008; Partner of SAGARD Private Equity Partners (France)

Director: Fleury Michon (France); AFEP (France); Wendel Investissements (formerly, Compagnie Générale d’Industrie et de Participations (CGIP)) from 1996 to 2005; Member of the Board of Pernod Ricard; Member of the Supervisory Board of AXA-UAP (France) (insurance) from 1998 to 2001; Member of Advisory Board of Booz Allen & Hamilton (USA) from 1997 to 2002; Member of LAGARDÈRE (France) (holding company)

3,070 $10,001-$50,000
Samuel B. Witt, III, Esq. 1802 Bayberry Court Suite 401 Richmond, Virginia 23226 Age: 73

Director (1987) and Chairman of the Board of Directors (2006); Chairman of the Audit Committee (1993 to 2006); and Member of the Governance/ Nominating Committee (2002) and the Pricing Committee (2008)

Senior Vice President and General Counsel: Stateside Associates, Inc. from 1993 to 2004; Senior Consultant to Stateside Associates, Inc. from June 1 to December 31, 2004; Samuel B. Witt, III, Attorney-at-Law, since August 1993

Former Member and President of the Virginia Military Institute Board of Visitors; Trustee of The Williamsburg Investment Trust (11 funds); Trustee, George C. Marshall Foundation; Honorary Trustee, University of Virginia Law School Foundation; Director, Gateway Homes, Inc.; and Director, College Orientation Workshop

4,867 $50,001-$100,000
Paul R. Brenner, Esq. 25 Moore Rd. Bronxville, New York 10708 Age: 66	Director (2002); Chairman of the Audit Committee (2006); Member of the Governance/ Nominating Committee (2005) and the Pricing Committee (2008); and Secretary (1987 to 2002)

Of Counsel of Salans (law firm) since July 1996; Paul R. Brenner, Attorney-at-Law since June 1993; Counsel to the Fund from 1994 to 2002; Partner of Kelley Drye & Warren LLP (law firm) from 1976 to 1993

Chairman of the Board and Director: Harry Limited (Private Investment Company (“P.I.C.”)); MFGAT, Inc. (P.I.C.); Strelsau, Inc. (P.I.C.); MG Management Corp. (P.I.C.); Marango Capital Management Corp. (P.I.C.); Director: Quercus Foundation, Inc. (Private Foundation); Highstead Fund, Inc. (Private Foundation); Highstead Foundation, Inc. (Arboretum); and Director and Senior Trustee of The Louis Calder Foundation (Private Foundation)

15,087 $100,001-$200,000
Claus Helbig Mauerkircherstrasse 10, D-81679 Munich, Germany Age: 67	Director (2008); Member of the Governance/ Nominating Committee (2008)

Member of the Supervisory Board of: Audi AG (Ingolstadt), Bankhaus August Lenz & Co. AG (Munich) (Chairman), Frankfurt am Main, GLL Real Estate Partners GmbH (Munich) (Chairman) and HCM Capital Management AG (Munich) (Vice-Chairman); Member of the European Advisory Board of Booz Allen Hamilton; and Member of the Global Advisory Board of Millennium Associates, Zug/CH; Director of Leo Capital Growth SPC (Cayman Islands)

			None	1,000 $10,001-$50,000

Class III Non-Interested Directors (Nominees for Terms Expiring in 2012)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Michael Kraynak, Jr. 401 Mountain Avenue Ridgewood, New Jersey 07450 Age: 78	Director (2005); Member of the Audit Committee (2006), the Governance/ Nominating Committee (2005) and the Pricing Committee (2008)	Partner of Brown Brothers Harriman & Co.; Member, BBH Trust Company Investment Committee

Director of American Australian Association; Chairman, Finance Committee; Member, Executive Committee; President of the Robert Brunner Foundation (private foundation); Trustee of the Ridgecrest Senior Citizens Housing Corp.; Former Member of the Ridgewood (NJ) Financial Advisory Council; Former Director: Yale Alumni Association of Bergen County

10,000 $100,001-$200,000
Stephen K. West, Esq. Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004 Age: 80	Director (1995); Member of the Audit Committee (1996 to 2004 and since 2006) and the Governance/ Nominating Committee (2002); and Member and Chairman of the Pricing Committee (2008)	Senior Counsel of Sullivan & Cromwell LLP (law firm) since 1997, including counsel to the Fund’s Non-Interested Directors; Partner of Sullivan & Cromwell LLP from 1964 to 1996

Director: Pioneer Funds (registered investment companies) (52 portfolios); INVESCO (formerly, AMVESCAP) (investment manager) from 1999 to 2005; First ING Insurance Company of New York from 1983 to 2001; Winthrop Focus Funds (registered investment companies) from 1988 to 1997; ING America Holdings, Inc. (insurance and broker-dealer holding company) from 1988 to 1998; Dresdner RCM Global Strategic Income Fund, Inc. (registered investment company) from 1997 to 2002

19,771 over $200,000

Class I Interested Director (Term Will Expire in 2010)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Alexandre de Takacsy[2] Financière Hottinguer 43, rue Taitbout 75009 Paris France Age: 79	Director (1987 to 1994; 1998 to present)

Vice Chairman of the Board, Director, President and Secretary of HCC; Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. (“HUS”) until December 2004; Retired Senior Executive, Royal Bank of Canada

			None	1,057 $10,001-$50,000

Nominee for Class III Interested Director (Nominee for Term Expiring in 2012)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Rodolphe E. Hottinger[2] Hottinger et Cie 3 Place des Bergues C.P. 1620 1211 Geneve 1 Switzerland Age: 52	President (1997); Chief Executive Officer (2002); Chief Operating Officer (1997 to 2002); Acting President (1996 to 1997); and Executive Vice President and Chief Operating Officer (1994 to 1996)

Managing Partner of Hottinger et Cie (Zurich) since 1987; President: Financière Hottinguer Paris; Hottinger Capital, S.A. (Geneva) (investment company) since 2000; Hottinger Asset Management Canada, Inc. since 2007; Hottinger & Partners SA Geneve; Hottinger & Associates Sion since 2001; and Emba, NV (investment company) since 1990; Vice Chairman of the Board, Director, Chief Executive Officer and Member of Investment Committee of HCC since 1994; Director of HUS until December 2004

			Director: Sofibus SA (real estate investment company); AXA Winterthur Switzerland (Insurance); Hottinger Bank & Trust Ltd. (Bahamas); Hottinger London	521,403[3] Over $1,000,000

Executive Officers[4]
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Rudolf Millisits HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 51	Senior Vice President (2000); Treasurer and Chief Financial Officer (2002); and Vice President (1995 to 2000)

Director of HCC since December 2000; Chief Operating Officer of HCC since December 1998; Executive Vice President, Portfolio Manager, Member of Investment Committee and Chief Compliance Officer of HCC since September 1994; Assistant Secretary of HCC since August 1995; Chairman, Chief Executive Officer and Director of HUS since December 2004; Executive Vice President of HUS from 1994 to 2004; Assistant Secretary of HUS from 1995 to 2004; President and Chief Financial Officer of Hottinger Brothers LLC since 2004; Director of Hottinger Investment Managers S.A. since April 2008; Director of Hottinger Asset Management AG (Zurich) since February 2008

			None	12,740 $100,001-$200,000
Philippe R. Comby, CFA, FRM HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 42	Vice President (2000)

Director of HCC since September 2005; Senior Vice President of HCC since 2002; First Vice President of HCC from 1998 to 2002; Treasurer of HCC since 1997; Member of Investment Committee of HCC since 1996; Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC since 2004; Director, President and Secretary of HUS since December 2004; Vice President of HUS until December 2004; Director of Hottinger Investment Managers S.A. since April 2008

			None	3,778 $10,001- $50,000
Edward J. Veilleux 5 Brook Farm Court Hunt Valley, Maryland 21030 Age: 65	Vice President (1987); Secretary (2002); and Treasurer (1987 to 2002)

President of EJV Financial Services LLC (investment company consulting) since May 2002; Senior Vice President of Old Mutual Advisor Funds (formerly known as the PBHG Funds) since January 2005; Director of Deutsche Asset Management from 1999 to 2002; Principal of BT Alex Brown Incorporated from 1989 to 1999; Executive Vice President of Investment Company Capital Corp. from 1987 to 2002

			None	3,461 $10,001- $50,000
Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 44	Chief Compliance Officer (2008)	Director, Foreside Compliance Services since October 2008; Vice President, Citi Fund Services Ohio, Inc. from 2005 to 2008; Attorney, Citigroup Global Transaction Services from 2001 to 2005	None	None

[1]

All Directors and executive officers as a group (14 persons) owned 618,353 shares which constitutes approximately 1.9% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

[2]	Indicates “Interested Person,” as defined in the 1940 Act. Alexandre de Takacsy and Rodolphe E. Hottinger are Interested Persons because of their current positions with HCC.
[3]

HCC owns 191,987 shares of the Fund; Hottinger et Cie (Zurich), a partnership, owns 208,060 shares of the Fund; Hottinger Bank & Trust Limited, Nassau owns 82,355 shares of the Fund; and Hottinger Treuhand AG owns 14,261 shares of the Fund. Rodolphe E. Hottinger is a controlling partner of Hottinger et Cie (Zurich) and a controlling shareholder and director of HCC and Hottinger Treuhand AG and therefore has voting and investment power over the 505,168 shares of the Fund owned by Hottinger et Cie (Zurich), HCC, Hottinger Treuhand AG and Hottinger Bank & Trust Limited, Nassau. In addition, Mr. Hottinger and his children directly own 24,740 shares.

[4]	Each executive officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.

The Fund’s officers are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders. In addition to the executive officers, the Fund’s other officer is Glen Fougere, an employee of Citi Fund Services. Mr. Fougere serves as the Fund’s Assistant Secretary.

The Board of Directors provides oversight with respect to the Fund’s governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund’s investment adviser, HCC, the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“D&T”), the Fund’s administrator and fund accountant, Citigroup Services, and Fund management.

The current members of the Audit Committee of the Board of Directors are Messrs. Brenner, Kraynak, Pineau-Valencienne and West and Mme. Hooper, each of whom is a Non-Interested Director. Mr. Brenner serves as Chairman of the Audit Committee. Mr. Witt, as Chairman of the Board of Directors, serves as an ex-officio member of the Audit Committee. In this capacity, Mr. Witt does not have any voting powers and is not counted for purposes of determining a quorum at meetings of the Audit Committee. Each member of the Committee, including Mr. Witt, also is “independent” under the listing standards of the New York Stock Exchange.

Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors, the function of the Audit Committee is to assist Board oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee has direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the Fund’s independent registered public accounting firm, including sole authority to approve all audit engagement fees and terms, and in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm. The Audit Committee also oversees the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements as well as the administration of the Fund. The Audit Committee held six meetings during the year ended December 31, 2008. The Fund’s Audit Committee Charter is available on the Fund’s website at www.swz.com.

The Board of Directors has a Governance/Nominating Committee whose current members are Messrs. Boillat, Brenner, Frey, Helbig, Kraynak, Pineau-Valencienne, West and Witt and Mme. Hooper, each of whom is a Non-Interested Director. Mr. Pineau-Valencienne serves as Chairman of the Governance/Nominating Committee.

Among other responsibilities, the Governance/Nominating Committee selects and nominates persons for election or appointment by the Board as Directors of the Fund and oversees the annual assessment of the effectiveness of the Board and such other matters of Fund governance as may be delegated to it by the Board or determined by the Governance/Nominating Committee to be appropriate. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Governance/Nominating Committee Charter, including character and integrity, experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Governance/Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under “Stockholder Proposals” and otherwise complies with the requirements for such proposals contained in the Governance/Nominating Committee Charter and the Fund’s By-Laws. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. Each member of the Committee is “independent” under the listing standards of the New York Stock Exchange. The Governance/Nominating Committee held four meetings during the year ended December 31, 2008. The Fund does not provide a copy of the Governance/Nominating Committee Charter on its website, but the current Governance/Nominating Committee Charter is attached as Exhibit A to the Proxy Statement.

In 2008, the Board of Directors also established a Pricing Committee whose current members are Messrs. Brenner, Kraynak, Pineau-Valencienne, West and Witt and Mme. Hooper, each of whom is a Non-Interested Director. Mr. West serves as Chairman of the Pricing Committee. The Pricing Committee assists in the fair valuation of the Fund’s portfolio securities for which market prices or quotations are not readily available or are deemed to be unreliable. The Pricing Committee held three meetings during the year ended December 31, 2008.

During the year ended December 31, 2008, the Board of Directors met four times. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which he or she served (held during the period he or she was a Director). The Fund has no formal written policy regarding Directors’ attendance at annual meetings of stockholders. The Fund’s Directors, however, are encouraged to attend stockholders meetings and all of the current Directors, who were serving at the time, attended the Fund’s 2008 Annual Meeting of Stockholders.

Each Non-Interested Director of the Fund is paid an annual aggregate fee of $31,116, plus $1,300 for each meeting of the Board of Directors attended and $750 for each Committee meeting attended, if held separately. In addition, the Chairman of the Board receives an annual fee of $12,644, and the Chairmen of the Audit Committee and the Governance/Nominating Committee each receives an annual fee of $5,448. The annual fee of Non-Interested Directors (including the annual fee paid to the Chairmen of the Audit Committee and the Governance/ Nominating Committee) is adjusted annually, as of each January 1, in proportion to the increase in the Consumer Price Index for the preceding twelve month period. Each Director who is a Non-Interested Director and who is a member of the Audit, Governance/Nominating or Pricing Committees may be compensated for incremental work over and above attending a meeting based upon the value added to the Fund. Finally, the Fund reimburses Non-Interested Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board meetings. During the year ended December 31, 2008, the incumbent Non-Interested Directors received from the Fund individual remuneration (exclusive of reimbursed expenses), as follows:

Name of Person and Position	Aggregate Compensation From the Fund[1]
Jean-Marc Boillat[2]	$41,055
Paul R. Brenner, Esq., Chairman of the Audit Committee[2,4]	$51,513
Claude W. Frey[2]	$40,738
Dr. Claus Helbig[2,5]	$6,882
R. Clark Hooper[2,3,4]	$46,066
Michael Kraynak, Jr.[2,3,4]	$46,066
Didier Pineau-Valencienne, Chairman of the Governance/Nominating Committee[3,4]	$49,083
Stephen K. West, Esq., Chairman of the Pricing Committee[2,3]	$46,066
Samuel B. Witt, III, Esq., Chairman of the Board[2,4]	$57,960
TOTAL REMUNERATION:	$385,429

1.

The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Directors. The Fund pays all of the Non-Interested Directors’ remuneration. Retirement and/or pension benefits are not offered as part of the compensation for Directors.

2.	Member of the Governance/Nominating Committee.
3.	Member of the Audit Committee.
4.	Member of the Pricing Committee.
5.	Dr. Helbig was elected to the Board of Directors in September 2008.

Sullivan & Cromwell LLP, who have served as counsel to the Non-Interested Directors since 1987, received approximately $102,801 for legal services rendered and disbursements incurred during 2008. Mr. West serves as Senior Counsel to such Firm. No executive officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $120,000. Accordingly, no other persons have been included in the compensation table set forth above.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Fund’s Directors, its executive (and certain other) officers, HCC and certain affiliated persons of HCC and any persons beneficially owning more than ten percent of the Fund’s Common Stock are required to report their ownership of the Fund’s Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission (the “Commission”) and the New York Stock Exchange. Specific due dates for these reports have been established, and the Fund is required to report in this Proxy Statement any failure to file by these dates during 2008. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 2008.

Security Ownership of Certain Beneficial Owners

As of December 31, 2008, no stockholder, to the knowledge of the Fund, other than 1607 Capital Partners, LLC, 4991 Lake Brook Drive, Suite 125 Glen Allen, Virginia 23060, and Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, beneficially owned more than five percent of the Fund’s outstanding shares of Common Stock. 1607 Capital Partners, LLC, on behalf of its advisory clients, filed on February 17, 2009, a beneficial ownership report on Schedule 13G/A with the Commission stating that as of December 31, 2008 it beneficially owned 3,631,889 shares of Common Stock, and Lazard Asset Management LLC, on behalf of its advisory clients, filed on February 10, 2009, a beneficial ownership report on Schedule 13G/A with the Commission stating that as of December 31, 2008, it beneficially owned 2,424,956 shares of Common Stock. Based on such filings, these holdings represented approximately 10.94% and 7.30% of the Fund’s outstanding shares of Common Stock, respectively, as of December 31, 2008.

PROPOSAL 2: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 10, 2009, the Audit Committee of the Fund’s Board of Directors approved, and the Board of Directors approved and ratified, Deloitte & Touche LLP to act as the independent registered public accounting firm for the Fund for the year ending December 31, 2009. Based principally on representations from D&T, the Fund knows of no direct financial or material indirect financial interest of D&T in the Fund. D&T, or a predecessor firm, has served as the independent registered public accounting firm for the Fund since 1987. No representative of D&T is expected to be present at the Meeting. Neither the Fund’s Certificate of Incorporation nor By-Laws requires that the stockholders ratify the appointment of D&T as the Fund’s independent registered public accounting firm, but the Fund is doing so as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Fund’s Board of Directors will reconsider whether or not to retain D&T, but may retain such independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders.

Certain Information Concerning Deloitte & Touche LLP

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by D&T for the audit of the Fund’s annual financial statements, or services that are normally provided by D&T in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,006 in 2007 and $39,000 in 2008.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services rendered by D&T that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) above.

There were no fees billed by D&T in the Reporting Periods for services rendered by D&T to HCC or any entity controlling, controlled by or under common control with HCC that provides ongoing services to the Fund (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by D&T for tax compliance, tax advice and tax planning (“Tax Services”) were $4,625 in 2007 and $5,000 in 2008. These Tax Services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. D&T did not provide any additional services in the Reporting Periods other than those services reported in paragraphs (a) through (c) above.

Audit Committee Pre-Approval Policies. The Audit Committee pre-approves D&T’s engagements for audit and non-audit services to the Fund and non-audit services to Service Affiliates on a case-by-case basis as required. Pre-approval considerations include whether the proposed services are compatible with maintaining D&T’s independence.

Non-Audit Fees. The aggregate non-audit fees billed by D&T for services rendered to the Fund for the Reporting Periods were $4,625 in 2007 and $5,000 in 2008 (for the Tax Services described above). There were no fees billed in the Reporting Periods for non-audit services rendered by D&T to Service Affiliates.

Auditor Independence. The Audit Committee considers whether the provision of any non-audit services rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining D&T’s independence.

Required Vote and the Board’s Recommendation

The selection of the Fund’s independent registered public accounting firm will be ratified if approved by a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.

REPORT OF AUDIT COMMITTEE

The Audit Committee has exclusive oversight of the Fund’s financial reporting process. The Committee operates pursuant to a Charter which has been approved by the Board, a copy of which is available on the Fund’s website at www.swz.com. As set forth in the Charter, Management of the Fund is responsible for the (i) preparation, presentation and integrity of the Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent registered public accounting firm, D&T, is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee has considered and discussed the December 31, 2008 audited financial statements with Management and with D&T. The Committee has also discussed with D&T the matters required to be discussed by Public Company Accounting Oversight Board AU Section 380, Communication With Audit Committees, as currently in effect. Finally, the Committee has reviewed the written disclosures and the letter from D&T required by Public Company Accounting Oversight Board Rule 3526, Communicating with Audit Committees Concerning Independence, as currently in effect, and has discussed with D&T the auditors’ independence.

Stockholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by Management and D&T. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that D&T is, in fact, “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined, and recommended to the Board, that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the year ended December 31, 2008, and filed with the Commission.

Paul R. Brenner, Esq., Audit Committee Chairman

R. Clark Hooper

Michael J. Kraynak, Jr.

Didier Pineau-Valencienne

Stephen K. West, Esq.

Dated: February 19, 2009

PROPOSAL 3: ENTERING INTO FUTURES AND FORWARD CONTRACTS AND CERTAIN
OPTION CONTRACTS

HCC believes it is appropriate to modify certain investment restrictions that are fundamental (which means they can be changed only upon a stockholder vote) to permit the Fund to enter into futures and forward contracts and options thereon and certain option contracts not already permitted by the Fund’s policies (which are referred to collectively as “strategic transactions”). Management of the Fund believes that the current restrictions prohibit the Fund from using certain strategic transactions, described below, that HCC desires to employ principally to manage the Fund’s market risk and exposure to changing security prices (i.e., hedging purposes) and as a sometimes more efficient substitute for a comparable equity position. Certain transactions also may provide incidental income generation.

If approved by stockholders, the Fund would be permitted, but not required, to enter into various strategic transactions, including, but not limited to, the following:

•	buying futures contracts and forward contracts on securities or baskets of securities in which the Fund can invest and on Swiss stock indices;
•	selling futures contracts and forward contracts on securities or baskets of securities in which the Fund can invest and on Swiss stock indices; and
•	selling put options on securities or baskets of securities in which the Fund can invest and on Swiss stock indices.

Approval of this proposal also would enable the Fund to buy and sell options on permitted futures and forward contracts. The Fund could engage in these transactions on an established Swiss or European exchange (for example, Eurex) and in the over-the-counter market.

Rationale for Proposal

During the current global economic crisis, the volatility of the markets, including those for Swiss equity and equity-linked securities, has increased and, in some instances, the liquidity of individual securities and market segments has declined. To provide the Fund with additional tools to address current and anticipated market challenges, HCC desires the ability to enter into certain strategic transactions, which would be used to accomplish two primary goals: (1) reduce market risk and exposure to changing security prices (i.e., hedging) and (2) when appropriate, invest its excess cash through a more efficient substitute for a comparable equity position. (i.e., market exposure).

The Fund expects to enter into the proposed strategic transactions principally for hedging purposes. The Fund would seek to hedge its market risk primarily by selling (i.e., writing) futures and forward contracts. Strategic transactions on securities generally would be used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Strategic transactions on indices generally would be used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest.

At times when the Fund holds excess cash and HCC does not believe that there is an attractive comparable equity position available for investment by the Fund or that the Fund’s ability to invest in the position, because of size or liquidity constraints, is unfavorable, the Fund would enter into a strategic transaction as an efficient substitute until such time as HCC was able to buy the equity security or securities and close out of the strategic transaction. The Fund would seek to gain market exposure primarily by buying futures and forward contracts. These types of strategic transactions will tend to increase the volatility of the Fund’s returns.

Investments in these strategic transactions could be combined with the Fund’s existing options strategies in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to HCC and consistent with the Fund’s investment objective and policies.

Types of Strategic Transactions

Futures Contracts. The Fund may buy futures contracts as a means to efficiently invest cash when an attractive comparable equity position is not otherwise available. In connection with the purchase of a futures contract, the Fund would segregate sufficient cash to cover the Fund’s obligations under the contract, essentially eliminating any effect of leverage on the Fund’s portfolio. The Fund would sell (i.e., write) futures contracts for hedging purposes only.

A security futures contract is an agreement between two parties to buy and sell a security or basket of securities for a set price on a future date. In most cases, either party can close out its position on the exchange for cash, without delivering the security. A stock index future is a contract for the future delivery of a sum of money based on the value of a stock index. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. Futures contracts are listed and traded on exchanges.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by cash settlement or by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale may be effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position to the purchaser of the option will be accompanied by delivery of the accumulated balance in the seller’s futures margin account. In the case of a call, the balance represents the amount by which the market price of the futures contract exceeds the exercise price of the option. In the case of a put, the balance represents the amount by which the market price of the futures contract is less than the exercise price of the option. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the Fund’s net asset value. The Fund will not sell options on futures contracts.

Forward Contracts. The Fund would buy and sell forward contracts for the same reasons its would buy and sell futures contracts and would segregate (i.e., “cover”) assets accordingly. A forward contract involves a privately negotiated obligation to purchase or sell a specific security, basket of securities or financial instrument at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. Forward transactions are conducted in the over-the-counter market and are not guaranteed by an exchange. Forward contracts are similar to futures contracts, except that futures contracts are traded on exchanges, paid by the exchanges and are standardized as to contract size and delivery date. In addition, forward contracts, unlike futures contracts, do not typically require margin payments.

When purchasing a security, basket of securities or financial instrument on a forward basis, the Fund assumes the rights and risks of ownership of the security or instrument, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities or instruments until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.

Put Options. The Fund also proposes to write (sell) put options with respect to Swiss stock indices and specific securities or baskets of securities in which the Fund may invest. A put option on a security gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period or at a specific date. A put option on an index operates similarly but is settled by a cash payment. The Fund may write put options to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing put options which it retains whether or not the option is exercised, although the Fund has loss exposure when the price of the underlying security or index declines below the price at which the option may be exercised (minus the premium received). This strategy is similar to the one the Fund currently is permitted to employ with respect to selling covered call options and the Fund will “cover” its written put options by segregating assets, as described below.

Strategic Transactions Risk

Engaging in strategic transactions involves risk of loss to the Fund which would adversely affect the value of the Fund’s net assets. Strategic transactions can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular transaction and the Fund as a whole. Strategic transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a strategic transaction could have a large potential impact on the Fund’s performance. If the Fund invests in a strategic transaction at inopportune times or if HCC judges market conditions incorrectly, such investment may lower the Fund’s return or result in a loss.

Counterparty Risk. Futures contracts may be purchased on established Swiss or European exchanges and are guaranteed by the clearing house which is the issuer or counterparty to such transactions. This guarantee usually is supported by a daily variation margin system operated by the clearing house in order to reduce overall credit risk. As a result, unless the clearing house defaults, there is relatively little counterparty credit risk associated with futures contracts purchased on an exchange. By contrast, no clearing house guarantees forward contracts that are purchased in the over-the-counter market. Therefore, each party to such a contract bears the risk that the counterparty will default. In addition, forward contracts do not require margin payments. Accordingly, HCC will evaluate the creditworthiness of counterparties to over-the-counter strategic transactions.

Market Risk. Successful use of strategic transactions by the Fund is subject to HCC’s ability to anticipate correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures or forward contract. For example, if the Fund uses futures or forward contracts on indices to hedge against the possibility of a decline in the market value of its portfolio securities and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures and forward positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet coverage requirements, described below, when entering into these transactions. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Liquidity Risk. Although the Fund intends to buy or sell futures contracts or enter into options only if there is an active market for such contracts or options, no assurance can be given that a liquid secondary market will exist for any particular contract or option at any particular time, and for some options no such secondary market may exist. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.

In addition, over-the-counter strategic transactions, such as forward contracts, are less liquid than exchange-traded strategic transactions, such as futures contracts, because the other party to a transaction may be the only investor with sufficient understanding to be interested in bidding for it.

Segregation. The Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Fund’s obligations relating to its strategic transactions. For example, in the case of strategic transactions that are not contractually required to periodically cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical amount of the asset underlying a future contract at the time of valuation) while the positions are open. With respect to strategic transactions that are contractually required to periodically cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under periodically cash-settled strategic transactions, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Limitations on Strategic Transactions

HCC and the Board have established certain internal restrictions as a means to limit the Fund’s exposure under its strategic transactions. The Board has limited the use of futures and forwards contracts, and options thereon, so that the Fund’s marked-to-market unrealized loss on any business day of the Fund does not exceed [__]% of the value of the Fund’s net assets. In addition, the Board has limited the gross amount that the Fund can invest in futures and forwards contracts, and options thereon, to [__]% of the Fund’s total assets. To the extent either limit is exceeded, HCC will promptly seek to close out all or a portion of the Fund’s strategic transactions to reduce the Fund’s exposure to below the relevant internal restriction. See “Strategic Transactions Risk—Liquidity Risk” above for a discussion of the risk of the Fund’s inability to close out strategic transactions. These restrictions may not be changed without prior Board approval and notice to the Fund’s stockholders.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, prior to entering into these strategic transactions, the Fund will file a notice with the National Futures Association for an exclusion from the definition of commodity pool operator and, therefore, will not be subject to registration or regulation as a pool operator under the Commodity Exchange Act.

HCC believes that the proposed changes are in the best interests of the Fund and will enhance its ability to manage the Fund’s assets, especially in a rapidly changing market.

The Fund’s investment restriction with respect to investing in futures contracts currently reads as follows:

The Fund may not: Buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, except that the Fund may purchase and sell securities issued by Swiss Real Estate Companies, and the Fund may acquire, hold and sell real estate or mortgages on real estate as a result of default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of securities of Swiss Real Estate Companies.

If this Proposal 3 is approved by the Fund’s stockholders, the relevant investment restrictions of the Fund would read as follows (new language is underscored and language to be deleted is in brackets):

The Fund may not:

Buy or sell physical commodities and commodity contracts, [futures contracts,] real estate or interests in real estate, except that the Fund may purchase and sell securities issued by Swiss Real Estate Companies, and the Fund may acquire, hold and sell real estate or mortgages on real estate as a result of default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of securities of Swiss Real Estate Companies. This restriction shall not prohibit the Fund from purchasing, selling or entering into options and futures and forward contracts, and options thereon when their economic return is not determined by reference to the price of physical commodities or commodity contracts.

Make short sales of securities or maintain a short position in any security, except that the Fund may enter into options and futures and forward contracts, and options thereon that have the same economic effect as short sales of securities.

Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and any margin deposits required to be made in connection with options and futures and forward contracts, and options thereon.

Required Vote and the Board’s Recommendation

Approval of Proposal 3 requires the affirmative vote of (a) 67% of the Fund’s outstanding voting securities present at the Meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding voting securities, whichever is less.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED
DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3 TO APPROVE
THE CHANGES TO THE FUND’S FUNDAMENTAL INVESTMENT POLICIES AND
RESTRICTIONS TO PERMIT THE FUND TO ENTER INTO FUTURES AND
FORWARD CONTRACTS AND CERTAIN OPTION CONTRACTS.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Stockholders who wish to communicate with Directors should send communications to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Fund’s Annual Meeting of Stockholders in 2010 must be received by the Fund on or before December 27, 2009 in order to be included in the Fund’s Proxy Statement and form of Proxy relating to that meeting. In addition, the Fund’s By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2010 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund’s Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, between February 10, 2010 and March 12, 2010. For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

EXPENSES OF PROXY SOLICITATION

The Fund will bear the cost of soliciting proxies on behalf of the Board of Directors. The Fund has engaged Georgeson Inc. to serve as Proxy solicitor at an anticipated cost of between [$20,000 and $35,000], plus disbursements. In addition to the use of mails, Proxy solicitations may be made by telephone, fax and personal interview by the Fund’s officers and officers of HCC. Brokerage houses, banks and other fiduciaries may be requested to forward Proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this Proxy solicitation, please contact Georgeson Inc., Telephone Number: 1-800-561-3947.

Authorizations to execute Proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic Proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and Proxy card in the mail. Within 72 hours of receiving a stockholder’s telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Any stockholder giving a Proxy may revoke it at any time before it is exercised by submitting a new Proxy to the Fund or by attending the Meeting and voting in person.

VOTING RESULTS

The Fund will advise the stockholders of the voting results of the matters voted upon at the Meeting in the Semi-Annual Report to Stockholders first following the Meeting.

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION,

WE ASK FOR YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY.

If you have any questions concerning this Proxy solicitation, please contact Georgeson Inc., Telephone Number: 1-800-561-3947.

Edward J. Veilleux
Dated: April 27, 2009	Secretary

EXHIBIT A

GOVERNANCE AND NOMINATING COMMITTEE

CHARTER AND PROCEDURES

THE SWISS HELVETIA FUND, INC.

Organization

The Governance and Nominating Committee (the “Committee”) of the Fund shall be composed solely of Directors (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chair of the Committee. Among other responsibilities, the Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund, act on matters that are required by the 1940 Act to be considered by the Independent Directors acting separately (including those matters described in Appendix A hereto), and oversee the annual assessment of the effectiveness of the Board as set forth below and such other matters of Fund governance as may be delegated to it by the Board or determined by the Committee to be appropriate.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by stockholders as provided below), the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;
•	whether or not the person has any relationships that might impair his or her service on the Board;
•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;
•

the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and

•	whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its stockholders.

In addition to the factors listed above, when evaluating a potential nominee to serve as a Director, the Committee shall consider whether such nominee has “Relevant Experience and Country Knowledge” and whether such nominee has any “Conflict of Interest,” as such terms are defined in Article II, Section 2 of the Fund’s Amended and Restated By-Laws, which is attached as Appendix B hereto.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund c/o The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

Each year, prior to the meeting at which the Committee considers the nomination of incumbent Directors for re-election by the Fund’s stockholders, each Independent Director may, if he or she believes it necessary, communicate privately with the Chair of the Board,* to discuss his or her views of the performance of the Board as a whole and, if appropriate, re-nominations to the Board of Directors. The Chair shall review and consider the views, if any, of the Independent Directors and report to the Committee his conclusions. The Committee will then discharge its responsibility to recommend appropriate changes, and re-nominations to the Board of Directors.

__________________

*            If the Chair is not an Independent Director, the Independent Directors will select each year one of their number to perform these functions.

In the event that any such communication involves the renomination of the Chair of the Board as an Independent Director or as Chair of the Board, each Independent Director shall communicate privately with the Chair of the Committee, who in turn will follow the same procedure as outlined above to be followed by the Chair of the Board.

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Any Director who attains the age of 80 during his or her service of the Board of Directors shall be ineligible for re-nomination to the Board of Directors at the conclusion of the term during which he or she attains such age. In addition, no nominee recommended by a Fund stockholder who has attained the age of 80 at the time of nomination shall be qualified to serve as a Director. The age limitation for both incumbent Directors and any other nominee may be waived by a majority of the Committee members then in office.

Governance

The Committee shall assess the effectiveness of the Board in the following matters and such other matters of the Board’s effectiveness, as it deems appropriate and orally report its findings and recommendations to the Board for its consideration at its September meeting.

•	The Board’s committee structure and matters delegated to such committees;
•	The matters covered by the Board in its annual cycle of meetings;
•	The number and duration of Board meetings; and
•	The number of interested and Independent Directors.

The Committee also shall consider such other matters of governance it deems appropriate and report its findings to the Board.

Meetings

The Committee shall meet at least annually and at other such times as may be appropriate coincident with the quarterly Board meetings. The Secretary of the Fund, in consultation with the Committee’s Chair, or his or her designee, shall prepare an agenda to accompany the materials provided to the Committee prior to its meeting.

All reasonable efforts shall be made so that the agenda and accompanying materials for each Board meeting and Committee meeting to be held concurrently with the Board meeting are transmitted to all Directors no fewer than fourteen days in advance of the relevant meeting, and the draft agenda for all Board meetings is transmitted to the Independent Directors for approval at least twenty-one days in advance of the Board meeting date. Unless comments are received by the fourteenth day before the Board meeting, the draft agenda shall be deemed satisfactory.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

As Revised: March 9, 2009

Appendix A

Matters Requiring Separate Approval by the Independent Directors

The 1940 Act requires that certain actions to be taken by a majority of the Directors also must be approved by a majority of the Independent Directors. These actions include:

•	approval of procedures for purchase of securities during the existence of an underwriting syndicate where an affiliate is a principal underwriter of the security (Rule 10f-3);
•	approval of the investment advisory, subadvisory and underwriting contracts (Section 15);
•	approval of securities transactions between the Fund and certain affiliates (Rule 17a-7);
•	approval of a joint liability insurance policy with an affiliated person (Rule 17d-1(d)(7));
•	approval of written products for purchasing securities from an affiliated broker-dealer (Rule 17e-1);
•	approval of the fidelity bond and the designation of officers to make filings thereunder (Rule 17g-1((d));
•	approval of the code of ethics of the Fund and the code of ethics of the investment adviser and principal underwriter, and any material changes to these codes (Rule 17j-1);
•	approval of the Fund’s independent registered public accounting firm (Section 32(a) and Rule 32a-3);
•

approval of the Fund’s Rule 38a-1 compliance policies and procedures and the compliance policies and procedures of the Fund’s investment adviser, principal underwriter, administrator and transfer agent (Rule 38a-1); and

•	approval of the designation, compensation and removal of the Fund’s Chief Compliance Officer (Rule 38a-1).

Note: Rules 12b-1, 18f-3 and 22c-2 also require actions that must be approved by a majority of the Independent Directors, but do not apply to closed-end funds, including the Fund.

Appendix B

Article II, Section 2 of the Fund’s Amended and Restated By-Laws

Section 2. Qualifications for Office.

To be eligible for nomination as a director a person must, at the time of such person’s nomination, have Relevant Experience and Country Knowledge (as defined below) and must not have any Conflict of Interest (as defined below). Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Board of Directors.

“Relevant Experience and Country Knowledge” means experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland through service:

(a)	for at least 5 years in one or more of the following principal occupations:

(1)       senior executive officer, including senior legal officer, or partner of a financial or industrial business headquartered in Europe that has annual revenues of at least the equivalent of US $500 million and whose responsibilities include or included supervision of European business operations;

(2)       senior executive officer, including senior legal officer, or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose responsibilities include or included supervision of European business operations;

(3)       senior executive officer, including senior legal officer, or partner of an investment management business having at least the equivalent of US $500 million under discretionary management for others in securities of European companies or securities principally traded in Europe;

(4)       senior executive officer or partner (including a lawyer appointed “of counsel”) (i) of a business consulting, accounting or law firm having a substantial number of professionals, and (ii) one of whose principal responsibilities includes or included providing services involving European matters or clients for financial or industrial businesses or investment businesses as described in (1)-(3) above;

(5)       senior official (including ambassador or minister or elected member of the legislature) in the national or cantonal government, a government agency or the central bank of Switzerland, in a major supranational agency or organization of which Switzerland is a member, in a leading international trade organization relating to Switzerland, in each case in the area of finance, economics, trade or foreign relations, or in a self-regulatory organization with direct or indirect responsibility for investment or sales practices related to registered investment companies;

(6)       director of this [Fund] at the time of nomination for at least five years; or

(7)       officer, director, partner, or employee of the [Fund’s] investment advisor or of an entity controlling, controlled by or under common control with the [Fund’s] investment advisor; and

(b)          for at least 10 years as a senior executive officer (including senior legal officer), director, partner, or senior official (including elected ambassador or minister or elected member of the legislature) of one or more of the following: (1) a financial or industrial business; (2) an investment management business; (3) a business, consulting, accounting or law firm; (4) a national government, a government agency or central bank, a major supranational agency or organization, or a leading international trade organization, in each case in the area of finance, economics, trade or foreign relations; or (5) a self-regulatory organization with direct or indirect responsibility for investment or sales practices related to registered investment companies.

“Conflict of Interest” means the presence of a conflict with the interests of the [Fund] or its operations through any of the following:

(1)       current position as a director, officer, partner or employee of another investment fund whose investment focus is principally (i.e., over 50% of total assets) securities of Swiss companies or securities principally traded in Swiss markets and that does not have the same investment advisor as the [Fund] or an investment advisor affiliated with an investment advisor of the [Fund];

(2)       current position as a director, officer, partner, or employee of the investment advisor, sponsor or equivalent of an investment vehicle described in the previous point and who is involved in the day to day operations of such vehicle or the investment decisions made with respect to such vehicle; or

(3)       current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the [Fund] or the markets in which it proposes to invest.

THE SWISS HELVETIA FUND, INC.

1270 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, DATED APRIL 27, 2009, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

The undersigned hereby appoints Rudolf Millisits and Edward J. Veilleux, and each of them, the true and lawful attorneys and proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on April 13, 2009 at the Annual Meeting of Stockholders to be held at 11:30 a.m., on Wednesday, June 10, 2009, at The Michaelangelo Hotel, Roman Room (Mezzanine Level), 152 West 51st Street, New York, New York 10019 or any adjournment or postponement thereof.

This proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of each nominee as a Class III Director, FOR the ratification of the Fund’s independent registered public accounting firm and FOR the approval of changes to certain of the Fund’s fundamental investment policies and restrictions. This proxy also will be voted in the discretion of the proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

In their discretion, the persons named as proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a director if any of the above nominees is unable to serve.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
________________________________	________________________________
________________________________	________________________________
________________________________	________________________________

(Continued and to be signed on the reverse side)

THE SWISS HELVETIA FUND, INC. OFFERS STOCKHOLDERS OF RECORD

THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING. This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-381-4023, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 4:00 p.m. Eastern Daylight Time on June 9, 2009.

INTERNET VOTING. Visit the Internet voting Web site at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 4:00 p.m. Eastern Daylight Time on June 9, 2009.

VOTING BY MAIL. Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc., Wall Street Station, P.O. Box 1101, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER	CONTROL NUMBER

ANNUAL MEETING OF STOCKHOLDERS OF

THE SWISS HELVETIA FUND, INC.

June 10, 2009

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1a.	With respect to the proposal to elect Mr. Rodolphe E. Hottinger as a Class III Director:
For /_/	Withhold Authority /_/
1b.	With respect to the proposal to elect Mr. Michael Kraynak, Jr. as a Class III Director:
For /_/	Withhold Authority /_/
1c.	With respect to the proposal to elect Mr. Stephen K. West, Esq. as a Class III Director:
For /_/	Withhold Authority /_/
2.

With respect to the proposal to ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2009.

For /_/	Against /_/	Abstain /_/
3.

With respect to the proposal to approve changes to certain of the Fund’s fundamental investment policies and restrictions to permit the Fund to enter into futures and forward contracts and certain option contracts.

For /_/	Against /_/	Abstain /_/

Date: ____________, 2009

__________________

Stockholder sign here

__________________

Co-owner sign here

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at www.swz.com. You are encouraged to review all of the information contained in the proxy materials before voting. For directions to the Meeting, please call the Fund at 1-888-794-7700 or Georgeson Inc. at 1-800-561-3947.